Exhibit 99.1

LHC Group announces first quarter 2022 financial results

LAFAYETTE, La., May 4, 2022 /PRNewswire/ -- LHC Group, Inc. (NASDAQ: LHCG) announced its financial results for the quarter ended March 31, 2022.

First Quarter 2022 Financial Results

  Net service revenue increased 8.9% to $571.5 million.
  Adjusted net revenue was $575.5 million
  Net income attributable to LHC Group's common stockholders was $19.5 million, or $0.64 per diluted share.
  Adjusted net income attributable to LHC Group's common stockholders was $33.4 million, or $1.09 adjusted earnings per diluted share.
  Adjusted EBITDA was $54.5 million.

  A reconciliation of all non-GAAP financial results in this release appears on pages 9-10.

Operational and Strategic Highlights

  LHC Group's quality and patient satisfaction scores continue to exceed the national average as the Company remains a leader among industry peers.
  Home Health quality star ratings continue to improve from 4.12 in the January 2022 release to 4.20 in April 2022 release and to 4.25 in the CMS July 2022 preview.
  Organic growth in total home health admissions increased 1.6% in the first quarter of 2022 compared with the same period in 2021.
  Organic growth in hospice admissions increased 4.0% in the first quarter of 2022 compared with the same period in 2021.
  On May 3, 2022, LHC Group announced that it has finalized a joint venture partnership for in-home services with Archbold Medical Center in Thomasville, Georgia.

The Company has posted supplemental financial information on the first quarter results, which can be found under Financial Results on the Company's Investor Relations page. In light of the pending acquisition of the Company by UnitedHealth Group Incorporated ("UNH"), LHC Group will not conduct a quarterly earnings call to discuss the first quarter results.

About LHC Group, Inc.
LHC Group, Inc. is a national provider of in-home healthcare services and innovations for communities around the nation, offering quality, value-based healthcare to patients primarily within the comfort and privacy of their home or place of residence. The company's 30,000 employees deliver home health, hospice, home and community based services, and facility-based care in 37 states and the District of Columbia – reaching 60 percent of the U.S. population aged 65 and older. Through Imperium Health, the company's ACO management and enablement company, LHC Group helps partners improve both savings and patient outcomes with a value-based approach. As the preferred joint venture partner for more than 400 leading U.S. hospitals and health systems, LHC Group works in cooperation with providers to customize each partnership and reach more patients and families with an effective and efficient model of care.

Forward-looking Statements
This press release contains "forward-looking statements" (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of the Company, or the timing or anticipated benefits of pending acquisition of the Company by UnitedHealth Group Incorporated. Words such as "anticipate," "expect," "project," "intend," "believe," "will," "estimates," "may," "could," "should" and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements are based on information currently available to the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those discussed and described in our most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A. Risk Factors thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission and, with respect to the pending acquisition of the Company by UnitedHealth Group Incorporated, include, but are not limited to, those discussed in the preliminary proxy statement filed by the Company with the SEC on April 29, 2021. All forward-looking statements included in this document are based on information available to us on the date hereof, and the Company assumes no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law.

LHC GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)
(Unaudited)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash	$ 7,680	$ 9,809
Receivables:
Patient accounts receivable	376,968	348,820
Other receivables	11,219	13,780
Total receivables	388,187	362,600
Prepaid taxes	13,195	—
Prepaid income taxes	19,004	7,531
Prepaid expenses	22,636	28,401
Other current assets	34,538	24,801
Total current assets	485,240	433,142
Property, building and equipment, net of accumulated depreciation of $101,643 and $98,394, respectively	156,673	153,959
Goodwill	1,747,504	1,748,426
Intangible assets, net of accumulated amortization of $20,772 and $19,152, respectively	397,973	400,002
Operating lease right of use asset	111,954	113,399
Other assets	44,196	46,693
Total assets	$ 2,943,540	$ 2,895,621
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$ 103,151	$ 98,118
Salaries, wages, and benefits payable	86,049	100,532
Self-insurance reserves	41,331	33,784
Contract liabilities - deferred revenue	43,922	106,489
Current operating lease payable	37,633	37,630
Amounts due to governmental entities	4,475	5,447
Current liabilities - deferred employer payroll tax	26,790	26,790
Total current liabilities	343,351	408,790
Deferred income taxes	76,749	70,026
Income taxes payable	7,537	7,320
Revolving credit facility	773,270	661,197
Long-term operating lease liabilities	77,287	78,688
Total liabilities	1,278,194	1,226,021
Noncontrolling interest — redeemable	17,539	17,501
Commitments and contingencies
Stockholders' equity:
LHC Group, Inc. stockholders' equity:
Preferred stock – $0.01 par value; 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 60,000,000 shares authorized; 36,687,528 and 36,549,524 shares issued, and 30,558,774 and 30,634,414 shares outstanding, respectively	367	365
Treasury stock — 6,128,754 and 5,915,110 shares at cost, respectively	(193,470)	(164,790)
Additional paid-in capital	984,784	979,642
Retained earnings	770,479	751,025
Total LHC Group, Inc. stockholders' equity	1,562,160	1,566,242
Noncontrolling interest — non-redeemable	85,647	85,857
Total stockholders' equity	1,647,807	1,652,099
Total liabilities and stockholders' equity	$ 2,943,540	$ 2,895,621

LHC GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net service revenue	$ 571,495	$ 524,835
Cost of service revenue (excluding depreciation and amortization)	350,388	310,272
Gross margin	221,107	214,563
General and administrative expenses	184,359	163,249
Impairment of intangibles and other	1,229	177
Operating income	35,519	51,137
Interest expense	(4,171)	(263)
Income before income taxes and noncontrolling interest	31,348	50,874
Income tax expense	6,369	9,441
Net income	24,979	41,433
Less net income attributable to noncontrolling interests	5,525	6,774
Net income attributable to LHC Group, Inc.'s common stockholders	$ 19,454	$ 34,659

Earnings per share:
Basic	$ 0.64	$ 1.11
Diluted	$ 0.64	$ 1.10
Weighted average shares outstanding:
Basic	30,478	31,165
Diluted	30,603	31,432

LHC GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Operating activities:
Net income	$ 24,979	$ 41,433
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	5,617	4,999
Amortization of operating lease right of use asset	10,128	8,918
Stock-based compensation expense	4,376	3,513
Deferred income taxes	6,723	7,717
Loss on disposal of assets	155	31
Impairment of intangibles and other	1,229	177
Changes in operating assets and liabilities, net of acquisitions:
Receivables	(25,538)	(28,805)
Prepaid expenses	5,765	(3,980)
Other assets	(7,192)	1,627
Prepaid income taxes	(11,473)	—
Prepaid taxes	(13,195)	—
Accounts payable and accrued expenses	10,602	(2,894)
Salaries, wages, and benefits payable	(6,936)	20,451
Contract liabilities - deferred revenue	(62,567)	—
Operating lease liabilities	(10,046)	(8,925)
Income taxes payable	217	1,119
Net amounts due to/from governmental entities	2,200	(575)
Net cash (used in) provided by operating activities	(64,956)	44,806
Investing activities:
Purchases of property, building and equipment	(6,442)	(4,849)
Proceeds from sale of property, building and equipment	—	45
Proceeds from sale of an entity	—	200
Minority interest investments	(100)	—
Net cash used in investing activities	(6,542)	(4,604)
Financing activities:
Proceeds from line of credit	374,428	—
Payments on line of credit	(262,355)	(20,000)
Proceeds from employee stock purchase plan	698	649
Payments on repurchasing common stock	(34,565)	—
Noncontrolling interest distributions	(5,697)	(5,704)
Withholding taxes paid on stock-based compensation	(3,140)	(9,541)
Purchase of additional controlling interest	—	(142)
Sale of noncontrolling interest	—	284
Net cash provided by (used in) financing activities	69,369	(34,454)
Change in cash	(2,129)	5,748
Cash at beginning of period	9,809	286,569
Cash at end of period	$ 7,680	$ 292,317

Non-Cash Financing Activity:
Supplemental disclosures of cash flow information:
Interest paid	$ 3,519	$ 495
Income taxes paid	$ 10,944	$ 621
Non-Cash Operating Activity:
Operating right of use assets in exchange for lease obligations	$ 9,371	$ 11,748
Reduction to right of use assets and liabilities	$ (688)	$ —
Non-Cash Investing Activity:
Net working capital adjustment	$ (102)	$ —
Accrued capital expenditures	$ 372	$ 1,973

LHC GROUP, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31, 2022
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 387,892	$ 101,906	$ 44,340	$ 32,139	$ 5,218	$ 571,495
Cost of service revenue (excluding depreciation and amortization)	228,207	66,065	28,955	24,205	2,956	350,388
General and administrative expenses	126,807	31,345	11,418	11,428	3,361	184,359
Impairment of intangibles and other	449	726	54	—	—	1,229
Operating income (loss)	32,429	3,770	3,913	(3,494)	(1,099)	35,519
Interest expense	(2,970)	(498)	(413)	(208)	(82)	(4,171)
Income (loss) before income taxes and noncontrolling interest	29,459	3,272	3,500	(3,702)	(1,181)	31,348
Income tax expense (benefit)	4,769	596	2,258	(962)	(292)	6,369
Net income (loss)	24,690	2,676	1,242	(2,740)	(889)	24,979
Less net income (loss) attributable to noncontrolling interests	4,596	680	85	171	(7)	5,525
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 20,094	$ 1,996	$ 1,157	$ (2,911)	$ (882)	$ 19,454
Total assets	$ 1,756,250	$ 803,004	$ 240,195	$ 80,831	$ 63,260	$ 2,943,540

LHC GROUP, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31, 2021
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 373,828	$ 62,734	$ 49,125	$ 33,369	$ 5,779	$ 524,835
Cost of service revenue (excluding depreciation and amortization)	212,373	38,570	34,872	21,175	3,282	310,272
General and administrative expenses	119,397	18,127	11,529	11,257	2,939	163,249
Impairment of intangibles and other	177	—	—	—	—	177
Operating income (loss)	41,881	6,037	2,724	937	(442)	51,137
Interest expense	(182)	(36)	(24)	(14)	(7)	(263)
Income (loss) before income taxes and noncontrolling interest	41,699	6,001	2,700	923	(449)	50,874
Income tax expense (benefit)	7,890	1,067	518	57	(91)	9,441
Net income (loss)	33,809	4,934	2,182	866	(358)	41,433
Less net income (loss) attributable to noncontrolling interests	4,849	1,015	279	657	(26)	6,774
Net income (loss) attributable to LHC Group, Inc.'s common stockholders	$ 28,960	$ 3,919	$ 1,903	$ 209	$ (332)	$ 34,659
Total assets	$ 1,785,486	$ 308,009	$ 262,538	$ 97,692	$ 69,129	$ 2,522,854

LHC GROUP, INC. AND SUBSIDIARIES
SELECT CONSOLIDATED KEY STATISTICAL AND FINANCIAL DATA
(Unaudited)

	Three Months Ended March 31,
Key Data:	2022	2021
Home Health Services:
Locations	546	531
Total new admissions	113,122	107,922
Episodic new admissions	68,154	67,392
Average daily census	85,347	83,938
Average episodic daily census	53,278	54,597
Completed episodes	100,527	101,736
Average reimbursement per completed episodes	$2,934	$2,856
Total visits	2,118,072	2,057,632
Total episodic visits	1,287,101	1,288,653
Average visits per episodes	12.8	12.7
Organic growth: (1)
Revenue	0.6%	3.1%
Episodic revenue	(1.8)%	1.4%
Total new admissions	1.6%	(0.4)%
Episodic new admissions	(2.4)%	(4.3)%
Average daily census	(0.8)%	10.1%
Average episodic daily census	(5.0)%	3.5%
Completed episodes	(3.2)%	(0.7)%

Hospice Services:
Locations	169	120
Admissions	8,376	5,451
Average daily census	7,065	4,411
Patient days	635,821	396,974
Average revenue per patient day	$163.04	$161.88
Organic growth: (1)
Total new admissions	4.0%	7.5%

Home and Community-Based Services:
Locations	135	129
Average daily census	12,079	13,711
Billable hours	1,673,692	1,901,281
Revenue per billable hour	$27.15	$26.04

Facility-Based Services:
Long-term Acute Care
Locations	12	12
Average revenue per patient day	$1,449	$1,518
Average Daily Census	228	235

(1)	Organic growth is calculated as the sum of same store plus de novo for the period divided by total from the same period in the prior year.

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP, INC.
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$19,454	$34,659
Add (net of tax):
Acquisition, de novo and legal expenses (1)	3,019	—
Closures/relocations/consolidations (2)	2,132	131
COVID-19 impact:
PPE, supplies and wages (3)	—	8,852
ERP implementation(4)	1,692	—
Cost improvement initiatives (5)	3,642	—
Cost report and contract settlements (6)	3,498	—
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$33,437	$43,642

RECONCILIATION OF ADJUSTED NET INCOME
ATTRIBUTABLE TO LHC GROUP, INC. PER DILUTED SHARE
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$0.64	$1.10
Add (net of tax):
Acquisition and de novo expenses (1)	0.10	—
Closures/relocations/consolidations (2)	0.07	0.01
COVID-19 impact:
PPE, supplies and wages (3)	—	0.28
ERP implementation(4)	0.05	—
Cost improvement initiatives (5)	0.12	—
Cost report and contract settlements (6)	0.11	—
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$1.09	$1.39

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA
(Amounts in thousands)
(Unaudited)

	Three Months Ended
	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$19,454	$34,659
Add:
Income tax expense	6,369	9,441
Interest expense, net	4,171	263
Depreciation and amortization	5,617	4,999
Adjustment items (*)	18,904	12,167
Adjusted EBITDA	$54,515	$61,529

* Adjustment items (pre-tax):
Acquisition, de novo and legal expenses (1)	4,081	—
Closures/relocation/consolidations (2)	2,882	177
COVID-19 PPE, supplies and other expenses (3)	—	11,990
ERP implementation (4)	2,287	—
Cost improvement initiatives (5)	4,924	—
Cost report and contract settlements (6)	4,730	—
Total adjustments	$18,904	$12,167

1.

Expenses and other costs associated with recently announced or completed acquisitions, de novos and the pending acquisition by UnitedHealth Group. ($4.1 million pre-tax in the three months ended March 31, 2022).

2.

Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($2.9 million pre-tax in the three months ended March 31, 2022); expenses associated with the impairment on a closed home health location which occurred in the first quarter of 2021($0.2 million pre-tax in the three months ended March 31, 2021).

3.

COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies and wage adjustments (No adjustments were made in the three months ended March 31, 2022; $12.0 million pre-tax in the three months ended March 31, 2021).

4.	Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($2.3 million pre-tax in the three months ended March 31, 2022).
5.

Expenses associated with cost improvement initiatives implemented in the first quarter of 2022, which consisted of contract terminations and general and administrative cost reductions ($4.9 million pre-tax in the three months ended March 31, 2022).

6.	Expenses associated with a 2004 cost report settlement along with other disputed contract settlements ($4.7 million pre-tax in the three months ended March 31, 2022).

Contact:	Eric Elliott
Senior Vice President of Finance
(337) 233-1307
eric.elliott@lhcgroup.com